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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 2, 1998


                           STUART ENTERTAINMENT, INC.
                     ------------------------------------
             (Exact name of registrant as specified in its charter)


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

               Delaware                                0-10737                             84-0402207
    -------------------------------                  -----------                       -------------------
    (State or other jurisdiction of                  (Commission                          (IRS Employer
            incorporation)                           File Number)                      Identification No.)
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                              3211 Nebraska Avenue
                           Council Bluffs, Iowa 51501
                  -------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (712) 323-1488


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 2, 1998, Albert F. Barber resigned his positions as Chairman of the Board of Directors ("Chairman") and Chief Executive Officer ("CEO") of Stuart Entertainment, Inc. for personal and family reasons. The Company has appointed Joseph M. Valandra as the Company's Chairman and CEO. Mr. Valandra previously served as the Vice President of Grand Casinos, Inc.

         Additional information is contained in the Company's press release dated September 30, 1998, attached hereto as Exhibit 20.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  20       Press Release dated September 30, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  STUART ENTERTAINMENT, INC.



Date:  October 9, 1998            By:  /s/ PAUL C. TUNINK
                                     -------------------------------
                                      Paul C. Tunink, Vice President Finance
                                      and Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.                             Exhibit Description
-----------                             -------------------

      20                                Press Release dated September 30, 1998